                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ X/     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

              Alliance Municipal Income Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

ALLIANCE CAPITAL LOGO   ALLIANCE MUNICIPAL INCOME FUND, INC.
_______________________________________________________________
1345 Avenue of the Americas New York, New York 10105
October     , 1999
_______________________________________________________________

To the Stockholders of the California and New York Portfolios of
Alliance Municipal Income Fund, Inc. (the "Fund"):

    The accompanying Notice of Special Meeting of Stockholders and Proxy Statement present to the stockholders of the California and New York Portfolios of the Fund (the "Portfolios") a proposal to be considered at a Special Meeting of the Stockholders to be held on December 8, 1999, to approve a change in each Portfolio's investment policies eliminating the requirement that each Portfolio invest principally in securities paying interest subject to the federal alternative minimum tax ("AMT"). Your Board of Directors recommends that you vote to approve the proposal.

    As you know, the Portfolios were designed by Alliance Capital Management L.P. to seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk. Each Portfolio has a fundamental policy, dating from the Fund's inception in 1987, requiring the Portfolio to invest at least 65% of its total assets in securities paying interest subject to the AMT ("AMT-Subject Bonds"). The proposed change to the Portfolios' fundamental investment policies would remove this requirement, thus enabling the Portfolios to make increased investments in securities wholly exempt from federal, state and local tax, including the AMT. The change is being recommended by Alliance to benefit shareholders by providing the Portfolios with increased latitude to invest in whatever combination of AMT-Subject Bonds and other municipal securities is deemed by Alliance most likely to achieve the Portfolio's investment objective in a manner consistent with its stated investment policies.

    Stockholder approval and implementation of the proposal by one Portfolio is independent of stockholder approval and implementation of the proposal by the other Portfolio.

    Your Board of Directors urges you to read the enclosed Proxy Statement carefully. We welcome your attendance at the Special Meeting of Stockholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly, in order to spare the Fund additional solicitation expenses.

                                    Sincerely,



                                    John D. Carifa
                                    Chairman of the
                                    Board of Directors
                                    and President

AllianceCapital Logo
Alliance Municipal Income Fund, Inc.

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1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
------------------------------------------------------------------------------

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                              DECEMBER 8, 1999

To the Stockholders of the California and New York Portfolios of Alliance Municipal Income Fund, Inc.:

    Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of the California and New York Portfolios (the "Portfolios") of Alliance Municipal Income Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on December 8, 1999 at 11:00 a.m., for the following purpose, which is more fully described in the accompanying Proxy Statement dated October [ ], 1999:

    1. To approve a proposal to change a fundamental investment policy of each Portfolio to remove the requirement that the Portfolio invest at least 65% of its total assets in securities paying interest subject to the federal alternative minimum tax.

    2. To transact such other business as may properly come before the Meeting.

    The Board of Directors has fixed the close of business on October 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                  By Order of the Board of Directors,

                                  Edmund P. Bergan, Jr.
                                  Secretary

New York, New York
October [  ], 1999

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                           YOUR VOTE IS IMPORTANT

    Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                               PROXY STATEMENT

                    ALLIANCE MUNICIPAL INCOME FUND, INC.

                         1345 Avenue of the Americas
                          New York, New York 10105

                                ------------

                       SPECIAL MEETING OF STOCKHOLDERS

                              December 8, 1999

                                ------------

                                INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Municipal Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Stockholders of the California and New York Portfolios (the "Portfolios") of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on December 8, 1999 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and a Proxy Card are being mailed to stockholders on October [ ], 1999.

    The Board of Directors has fixed the close of business on October 15, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the California and New York Portfolios of the
Fund as of October 15, 1999 consisted of, respectively, [     ] shares and
[     ] shares of Class A common stock, [     ] shares and [     ] shares of
Class B common stock and [     ] shares and [     ] shares of Class C common
stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of the Proposal set forth in the Notice of the Meeting. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    If a proxy properly executed is returned with instructions to abstain from voting or to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented by the proxy, with respect to matters to be determined by a plurality or majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to any proposal the adoption of which would require the affirmative vote of a specified proportion of Fund shares, an abstention or broker non-vote would be considered present for purposes of determining the existence of a quorum but would have the effect of a vote against the proposal. If any proposals other than the Proposal properly come before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

    A quorum for the Meeting will consist of one-third of the issued and outstanding shares entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is represented, in the event that sufficient votes in favor of the Proposal are not received by the Meeting, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting with respect to the Fund or with respect to the Proposal and further solicitation of proxies with respect to the Proposal may be made. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment of the meeting.

    Under the Investment Company Act of 1940 (the "Act"), as to each Portfolio approval of the Proposal requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of that Portfolio present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of that Portfolio are present or represented by proxy, and
(ii) more than 50% of the outstanding voting securities of that Portfolio.

    The only voting securities of each Portfolio are its outstanding shares of Class A, Class B and Class C common stock. Stockholder approval and implementation of the Proposal with respect to one Portfolio is independent of stockholder approval and implementation of the Proposal with respect to the other Portfolio. If the Proposal is approved by the stockholders of a Portfolio, that Portfolio's fundamental investment policy mandating that that Portfolio invest at least 65% of its total assets in securities paying interest subject to the federal alternative minimum tax will be removed.

    As of October 15, 1999, the Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares of any class of common stock of the Fund.

                                  PROPOSAL

    TO CHANGE THE FUNDAMENTAL INVESTMENT POLICIES OF THE CALIFORNIA AND NEW YORK PORTFOLIOS OF THE FUND TO REMOVE THE REQUIREMENT THAT EACH PORTFOLIO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN SECURITIES PAYING INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

Introduction

    The Board of Directors of the Fund has approved, and recommended to the stockholders of the California and New York Portfolios for their approval, a proposal to modify the fundamental investment policies of the Portfolios to remove the requirement that each Portfolio invest at least 65% of its total assets in securities paying interest subject to the federal alternative minimum tax ("AMT-Subject Bonds"). If the stockholders of a Portfolio approve the Proposal, that Portfolio would no longer be required to invest a minimum portion of its assets in AMT-Subject Bonds. The proposal was initiated by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), and unanimously approved on October 13, 1999 during a Special Meeting of the Board of Directors.

Reasons for the Proposed Change

    At the Special Meeting, the Adviser noted to the Board of Directors that each Portfolio has an investment policy, originating from the time of its inception in 1987, effectively mandating that at least 65% of its total assets be invested in AMT-Subject Bonds. In addition, the Adviser noted that the Portfolios' original design was a response to the Tax Reform Act of 1986, which created the federal alternative minimum tax ("AMT"). The act distinguished between municipal securities issued to finance certain specified types of private activities, the interest on which generally is subject to the AMT, and other municipal securities, the interest on which generally is not subject to the AMT. The Adviser noted that in 1987 it was widely anticipated that because of the tax liability associated with ownership of AMT-Subject Bonds by taxpayers subject to the AMT, these bonds would generally provide meaningfully higher yields than other municipal securities of comparable quality and maturity. The Portfolios' emphasis on AMT-Subject Bonds was intended to garner those anticipated higher yields, an investment strategy
that was expected to appeal to investors not subject to AMT.    As a
consequence, the Portfolios' investment policies were written to mandate a minimum investment in AMT-Subject Bonds.

    Initially, AMT-Subject Bonds in fact did tend to outyield comparable other municipal securities. However, in the years following 1987 this yield differential has largely eroded. In addition, in more recent years, the supply of AMT-Subject Bonds has diminished relative to the supply of other municipal securities (and, in the Adviser's view, is likely to continue to do so).

    The Adviser informed the Directors that, in its view, as a consequence of the foregoing changes in the municipal bond markets, it was now appropriate to remove the mandatory requirement that the Portfolios invest a minimum proportion of their respective portfolio assets in AMT-Subject Bonds. Each Portfolio would thus gain the latitude to invest in whatever combination of AMT-Subject Bonds and other municipal securities is deemed by the Adviser most likely to achieve the Portfolio's investment objective in a manner consistent with its stated investment policies. Additionally, the Adviser noted that it believes that the proposed revisions will enable the Portfolios to maintain their current investment style and portfolio characteristics over time, notwithstanding the gradually diminishing relative significance of AMT-Subject Bonds in the marketplace. The Adviser expects that this change will have no meaningful effect on the Portfolios' earning power or distribution rates inasmuch as the yield spread between AMT-Subject Bonds and other municipal securities is now minimal, or, in may cases, non-existent.

    For these reasons, at the Special Meeting of the Board of Directors the Adviser stated its belief that it is now appropriate to remove the requirement that each Portfolio invest a minimum amount of its assets in AMT-Subject Bonds.

    If the Proposal is approved by the stockholders of a Portfolio, changes in the Portfolio's asset composition would begin to be implemented shortly thereafter. It is expected that these changes will be effected in the ordinary course and without any increased transaction costs to the Portfolio. Stockholder approval and implementation of the Proposal with respect to one Portfolio is independent of stockholder approval and implementation of the Proposal with respect to the other Portfolio.

    The Board of Directors of the Fund recommends that the stockholders of the Portfolios vote FOR the Proposal to remove the requirement that each Portfolio invest at least a specified portion of its assets in securities paying interest subject to the alternative minimum tax.

                                OTHER MATTERS

    Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                    SUBMISSION OF PROPOSALS FOR THE NEXT
                           MEETING OF STOCKHOLDERS

    Under the current By-Laws of the Fund, annual meetings of stockholders are required to be held only when necessary under the Act to elect Directors (for example, when fewer than a majority of the Fund's Directors have been selected by the stockholders). It is therefore likely that stockholder meetings will not be held on an annual basis. A stockholder proposal intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made (or such earlier date as may be specified by an advance notice provision in the Fund's By-Laws) in order to be included in the proxy statement and form of proxy card related to such meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

    The persons named as proxies for the next annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by a reasonable time before the solicitation relating to the meeting is made (or such earlier date as may be specified by an advance notice provision in the Fund's By-Laws), in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                           REPORTS TO STOCKHOLDERS

    The Fund will furnish to each person to whom the proxy statement is delivered a copy of the Fund's latest annual report to stockholders and any succeeding semi-annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at [(800)
227-4618] or contact [                ] at Alliance Capital Management L.P.,
1345 Avenue of the Americas, New York, New York  10105.

                                  By Order of the Board of Directors,


                                  EDMUND P. BERGAN, JR.
                                  Secretary

October [  ], 1999
New York, New York

                              TABLE OF CONTENTS

                                                                     Page
                                                                     ----

Introduction...................................................
Proposal: To Change the Fundamental Investment
  Policies of the California and New York Portfolios
  of the Fund to Remove the Requirement that each
  Portfolio Invest at Least 65% of its Total Assets
  in Securities Paying Interest Subject to the Federal
Alternative Minimum Tax........................................
Other Matters..................................................
Submission of Proposals for the Next
  Annual Meeting of Stockholders...............................
Reports to Stockholders........................................

Alliance Municipal Income Fund, Inc.

-----------------------------------------------------------------------------

AllianceCapital logo

                      Alliance Capital Management L.P.

-----------------------------------------------------------------------------
NOTICE OF SPECIAL
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
October [  ], 1999

PROXY                                                       PROXY
              ALLIANCE MUNICIPAL INCOME FUND, INC.

 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, DECEMBER 8, 1999

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of Alliance Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints
each of [                ] and [            ] as proxies, each
with full power of substitution, to attend the Special Meeting of Stockholders of the California Portfolio or the New York Portfolio (as set forth hereon) of the Corporation (the "Portfolio") to be held at 11:00 a.m., Eastern Time, on December 8, 1999 at the offices of the Corporation, 1345 Avenue of the Americas, in the Audio Visual Conference Room, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, and thereat to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO CHANGE A FUNDAMENTAL INVESTMENT POLICY OF THE PORTFOLIO TO REMOVE THE REQUIREMENT THAT THE PORTFOLIO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN SECURITIES PAYING INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX, AND "FOR" ANY ADJOURNMENT OF THE MEETING WITH RESPECT TO THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT IN THE EVENT THAT INSUFFICIENT VOTES IN FAVOR OF THE PROPOSAL ARE NOT RECEIVED PRIOR TO THE MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

----------------------------------------------------------------

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS
PROXY IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and, where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

_____________________________      _____________________________

_____________________________      _____________________________

_____________________________      _____________________________

/ X /  Please mark votes as in this example.

________________________________________________________________

              ALLIANCE MUNICIPAL INCOME FUND, INC.
________________________________________________________________


Mark box at right if an address change or
comment has been noted of the reverse side of
this card.                                                   /  /

CONTROL NUMBER:

Please be sure to sign and date this Proxy.

Date _____________________

Stockholder sign here             Co-owner sign here
_______________________________   ______________________________

1.  Approval of the proposal         FOR    AGAINST    ABSTAIN
    to change a fundamental
    investment policy of the         /  /       /  /      /  /
    Portfolio to remove the
    requirement that the Portfolio
    invest at least 65% of its
    total assets in securities
    paying interest subject to the
    federal alternative minimum
    tax.

2.  In their discretion, upon any
    other matters that may properly
    come before the Special Meeting
    or any postponement or
    adjournments thereof, as
    described in the Proxy
    Statement.

RECORD DATE SHARES:

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